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                                                                  Exhibit 10.100

                                     [LOGO]
                               Silicon Valley Bank
                                3003 Tasman Drive
                             Santa Clara, Ca. 95054
                       (408) 654-1000 - Fax (408) 980-6410

                     ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

          This Accounts Receivable Purchase Agreement (the "Agreement") is made on this 26th day of June 2002, by and between Silicon Valley Bank ("Buyer") having a place of business at the address specified above and P-COM, INC., a corporation, ("Seller") having its principal place of business
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and chief executive office at 3175 S. Winchester Boulevard, Campbell, CA 95008
and with a FAX number of               .
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1. Definitions. When used herein, the following terms shall have the following meanings.

          "Account Balance" shall mean, on any given day, the gross amount of all Purchased Receivables unpaid on that day.

          "Account Debtor" shall have the meaning set forth in the California Uniform Commercial Code and shall include any person liable on any Purchased Receivable, including without limitation, any guarantor of the Purchased Receivable and any issuer of a letter of credit or banker's acceptance.

          "Adjustments" shall mean all discounts, allowances, returns, disputes, counterclaims, offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments, asserted by or on behalf of any Account Debtor with respect to any Purchased Receivable.

          "Administrative Fee" shall have the meaning as set forth in Section
3.3 hereof.

          "Advance" shall have the meaning set forth in Section 2.2 hereof.

          "Collateral" shall have the meaning set forth in Section 8 hereof.

          "Collections" shall mean all good funds received by Buyer from or on behalf of an Account Debtor with respect to Purchased Receivables.

          "Compliance Certificate" shall mean a certificate, in a form provided by Buyer to Seller, which contains the certification of the chief financial officer of Seller that, among other things, the representations and warranties set forth in this Agreement are true and correct as of the date such certificate is delivered.

          "Event of Default" shall have the meaning set forth in Section 9 hereof.

          "Finance Charges" shall have the meaning set forth in Section 3.2 hereof.

          "Invoice Transmittal" shall mean a writing signed by an authorized representative of Seller which accurately identifies the receivables which Buyer, at its election, may purchase, and includes for each such receivable the correct amount owed by the Account Debtor, the name and address of the Account Debtor, the invoice number, the invoice date and the account code.

          "Obligations" shall mean all advances, financial accommodations, liabilities, obligations, covenants and duties owing, arising, due or payable by Seller to Buyer of any kind or nature, present or future, arising under or in connection with this Agreement or under any other document, instrument or agreement, whether or not evidenced by any note, guarantee or other instrument, whether arising on account or by overdraft, whether direct or indirect (including those acquired by assignment) absolute or contingent, primary or secondary, due or to become due, now owing or hereafter arising, and however acquired; including, without limitation, all Advances, Finance Charges, Administrative Fees, interest, Repurchase Amounts, fees, expenses, professional fees and attorneys' fees and any other sums chargeable to Seller hereunder or otherwise.

          "Prime Rate" shall mean the Buyer's most recently announced "prime rate," even if it is not Buyer's lowest rate.

          "Purchased Receivables" shall mean all those accounts, receivables, chattel paper, instruments, contract rights, documents, general intangibles, letters of credit, drafts, bankers acceptances, and rights to payment, and all proceeds thereof (all of the foregoing being referred to as "receivables"), arising out of the invoices and other agreements identified on or delivered with any Invoice Transmittal delivered by Seller to Buyer which Buyer elects to purchase and for which Buyer makes an Advance.

          "Refund" shall have the meaning set forth in Section 3.5 hereof.

          "Reserve" shall have the meaning set forth in Section 2.4 hereof.

          "Repurchase Amount" shall have the meaning set forth in Section 4.2 hereof.

          "Reconciliation Date" shall mean the last calendar day of each Reconciliation Period.

          "Reconciliation Period" shall mean each calendar month of every year.

2. Purchase and Sale of Receivables.

     2.1. Offer to Sell Receivables. During the term hereof, and provided that there does not then exist any Event of Default or any event that with notice, lapse of time or otherwise would constitute an Event of Default, Seller may request that Buyer purchase receivables and Buyer may, in its sole discretion, elect to purchase receivables. Seller shall deliver to Buyer an Invoice Transmittal with respect to any receivable for which a request for purchase is made. An authorized representative of Seller shall sign each Invoice Transmittal delivered to Buyer. Buyer shall be entitled to rely on all the information provided by

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Seller to Buyer on or with the Invoice Transmittal and to rely on the signature on any Invoice Transmittal as an authorized signature of Seller.

     2.2. Acceptance of Receivables. Buyer shall have no obligation to purchase any receivable listed on an Invoice Transmittal. Buyer may exercise its sole discretion in approving the credit of each Account Debtor before buying any receivable. Upon acceptance by Buyer of all or any of the receivables described on any Invoice Transmittal, Buyer shall pay to Seller 70(%) percent of the face amount of each receivable Buyer desires to purchase, provided Seller deposits all the payments received from Buyer in its depository and operating accounts held with Buyer. Such payment shall be the "Advance" with respect to such receivable. Buyer may, from time to time, in its sole discretion, change the percentage of the Advance. Upon Buyer's acceptance of the receivable and payment to Seller of the Advance, the receivable shall become a "Purchased Receivable." It shall be a condition to each Advance that (i) all of the representations and warranties set forth in Section 6 of this Agreement be true and correct on and as of the date of the related Invoice Transmittal and on and as of the date of such Advance as though made at and as of each such date, and (ii) no Event of Default or any event or condition that with notice, lapse of time or otherwise would constitute an Event of Default shall have occurred and be continuing, or would result from such Advance. Notwithstanding the foregoing, in no event shall the aggregate amount of all Purchased Receivables outstanding at any time exceed Four Million Two Hundred Fifty Thousand Dollars ($4,250,000).

     2.3. Effectiveness of Sale to Buyer. Effective upon Buyer's payment of an Advance, and for and in consideration therefor and in consideration of the covenants of this Agreement, Seller hereby absolutely sells, transfers and assigns to Buyer, all of Seller's right, title and interest in and to each Purchased Receivable and all monies due or which may become due on or with respect to such Purchased Receivable. Buyer shall be the absolute owner of each Purchased Receivable. Buyer shall have, with respect to any goods related to the Purchased Receivable, all the rights and remedies of an unpaid seller under the California Uniform Commercial Code and other applicable law, including the rights of replevin, claim and delivery, reclamation and stoppage in transit.

     2.4. Establishment of a Reserve. Upon the purchase by Buyer of each Purchased Receivable, Buyer shall establish a reserve. The reserve shall be the amount by which the face amount of the Purchased Receivable exceeds the Advance on that Purchased Receivable (the "Reserve"); provided, the Reserve with respect to all Purchased Receivables outstanding at any one time shall be an amount not less than 30(%) percent of the Account Balance at that time and may be set at a higher percentage at Buyer's sole discretion. The reserve shall be a book balance maintained on the records of Buyer and shall not be a segregated fund.

3. Collections, Charges and Remittances.

     3.1. Collections. Upon receipt by Buyer of Collections, Buyer shall promptly credit such Collections to Seller's Account Balance on a daily basis; provided, that if Seller is in default under this Agreement, Buyer shall apply all Collections to Seller's Obligations hereunder in such order and manner as Buyer may determine. If an item of collection is not honored or Buyer does not receive good funds for any reason, the amount shall be included in the Account Balance as if the Collections had not been received and Finance Charges under
Section 3.2 shall accrue thereon.

     3.2. Finance Charges. On each Reconciliation Date Seller shall pay to Buyer a finance charge in an amount equal to 2.5% percentage points above Prime Rate per annum of the gross average daily Account Balance outstanding during the applicable Reconciliation Period (the "Finance Charges"). Notwithstanding the foregoing, on each Reconciliation Date, Seller shall pay to Buyer a minimum $500.00 Finance Charge. Buyer shall deduct the accrued Finance Charges from the Reserve as set forth in Section 3.5 below.

     3.3. Administrative Fee. On each Reconciliation Date Seller shall pay to Buyer an Administrative Fee equal to 1 (%) percent of the face amount of each Purchased Receivable first purchased during that Reconciliation Period (the "Administrative Fee"). Buyer shall deduct the Administrative Fee from the Reserve as set forth in Section 3.5 below.

     3.4. Accounting. Buyer shall prepare and send to Seller after the close of business for each Reconciliation Period, an accounting of the transactions for that Reconciliation Period, including the amount of all Purchased Receivables, all Collections, Adjustments, Finance Charges, and the Administrative Fee. The accounting shall be deemed correct and conclusive unless Seller makes written objection to Buyer within thirty (30) days after the Buyer mails the accounting to Seller.

     3.5. Refund to Seller. Provided that there does not then exist an Event of Default or any event or condition that with notice, lapse of time or otherwise would constitute an Event of Default, Buyer shall refund to Seller by check after the Reconciliation Date, the amount, if any, which Buyer owes to Seller at the end of the Reconciliation Period according to the accounting prepared by Buyer for that Reconciliation Period (the "Refund"). The Refund shall be an amount equal to:

          (A) (1) The Reserve as of the beginning of that Reconciliation Period, plus

               (2) the Reserve created for each Purchased Receivable purchased during that Reconciliation Period, minus

          (B) The total for that Reconciliation Period of:

               (1)  the Administrative Fee;

               (2)  Finance Charges;

               (3)  Adjustments;

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               (4)  Repurchase Amounts, to the extent Buyer has agreed to accept payment thereof by deduction from the Refund;

               (5) the Reserve for the Account Balance as of the first day of the following Reconciliation Period in the minimum percentage set forth in Section 2.4 hereof; and

               (6) all amounts due, including professional fees and expenses, as set forth in Section 12 for which oral or written demand has been made by Buyer to Seller during that Reconciliation Period to the extent Buyer has agreed to accept payment thereof by deduction from the Refund.

In the event the formula set forth in this Section 3.5 results in an amount due to Buyer from Seller, Seller shall make such payment in the same manner as set forth in Section 4.3 hereof for repurchases. If the formula set forth in this
Section 3.5 results in an amount due to Seller from Buyer, Buyer shall make such payment by check, subject to Buyer's rights under Section 4.3 and Buyer's rights of offset and recoupment.

     3.6. Facility Fee. A fully earned, non-refundable facility fee of $42,500.00 shall be due upon the disbursement of the initial Advance.

     3.7. Due Diligence Fee. A fully earned, non-refundable due diligence fee of $15,000.00 was received by Buyer.

     3.8. Early Termination Fee. A fully earned, non-refundable early termination fee of $85,000.00 shall be due upon voluntary or involuntary payment in full of Seller's Obligations unless the Obligations are paid in full via initial advance from a loan agreement entered into with Silicon Valley Bank.

4. Recourse and Repurchase Obligations.

     4.1. Recourse. Buyer's acquisition of Purchased Receivables from Seller shall be with full recourse against Seller. In the event the Obligations exceed the amount of Purchased Receivables and Collateral, Seller shall be liable for any deficiency.

     4.2. Seller's Agreement to Repurchase. Seller agrees to pay to Buyer on demand, the full face amount, or any unpaid portion, of any Purchased
Receivable:

          (A) which remains unpaid ninety (90) calendar days after the invoice date; or

          (B) which is owed by any Account Debtor who has filed, or has had filed against it, any bankruptcy case, assignment for the benefit of creditors, receivership, or insolvency proceeding or who has become insolvent (as defined in the United States Bankruptcy Code) or who is generally not paying its debts as such debts become due; or

          (C) with respect to which there has been any breach of warranty or representation set forth in Section 6 hereof or any breach of any covenant contained in this Agreement; or

          (D) with respect to which the Account Debtor asserts any discount, allowance, return, dispute, counterclaim, offset, defense, right of recoupment, right of return, warranty claim, or short payment;

together with all reasonable attorneys' and professional fees and expenses and all court costs incurred by Buyer in collecting such Purchased Receivable and/or enforcing its rights under, or collecting amounts owed by Seller in connection with, this Agreement (collectively, the "Repurchase Amount").

     4.3. Seller's Payment of the Repurchase Amount or Other Amounts Due Buyer. When any Repurchase Amount or other amount owing to Buyer becomes due, Buyer shall inform Seller of the manner of payment which may be any one or more of the following in Buyer's sole discretion: (a) in cash immediately upon demand therefor; (b) by delivery of substitute invoices and an Invoice Transmittal acceptable to Buyer which shall thereupon become Purchased Receivables; (c) by adjustment to the Reserve pursuant to Section 3.5 hereof; (d) by deduction from or offset against the Refund that would otherwise be due and payable to Seller;
(e) by deduction from or offset against the amount that otherwise would be forwarded to Seller in respect of any further Advances that may be made by Buyer; or (f) by any combination of the foregoing as Buyer may from time to time choose.

     4.4. Seller's Agreement to Repurchase All Purchased Receivables. Upon and after the occurrence of an Event of Default, Seller shall, upon Buyer's demand (or, in the case of an Event of Default under Section 9(B), immediately without notice or demand from Buyer) repurchase all the Purchased Receivables then outstanding, or such portion thereof as Buyer may demand. Such demand may, at Buyer's option, include and Seller shall pay to Buyer immediately upon demand, cash in an amount equal to the Advance with respect to each Purchased Receivable then outstanding together with all accrued Finance Charges, Adjustments, Administrative Fees, attorney's and professional fees, court costs and expenses as provided for herein, and any other Obligations. Upon receipt of payment in full of the Obligations, Buyer shall immediately instruct Account Debtors to pay Seller directly, and return to Seller any Refund due to Seller. For the purpose of calculating any Refund due under this Section only, the Reconciliation Date shall be deemed to be the date Buyer receives payment in good funds of all the Obligations as provided in this Section 4.4.

5. Power of Attorney. Seller does hereby irrevocably appoint Buyer and its successors and assigns as Seller's true and lawful attorney in fact, and hereby authorizes Buyer, regardless of whether there has been an Event of Default, (a) to sell, assign, transfer, pledge, compromise, or discharge the whole or any part of the Purchased Receivables; (b) to demand, collect, receive, sue, and give releases to any Account Debtor for the monies due or which may become due upon or with respect to the Purchased Receivables and to compromise, prosecute, or defend any action, claim, case or proceeding relating to the Purchased Receivables, including the filing of a claim or the voting of such claims in any bankruptcy case, all in Buyer's name

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or Seller's name, as Buyer may choose; (c) to prepare, file and sign Seller's name on any notice, claim, assignment, demand, draft, or notice of or satisfaction of lien or mechanics' lien or similar document with respect to Purchased Receivables; (d) to notify all Account Debtors with respect to the Purchased Receivables to pay Buyer directly; (e) to receive, open, and dispose of all mail addressed to Seller for the purpose of collecting the Purchased Receivables; (f) to endorse Seller's name on any checks or other forms of payment on the Purchased Receivables; (g) to execute on behalf of Seller any and all instruments, documents, financing statements and the like to perfect Buyer's interests in the Purchased Receivables and Collateral; and (h) to do all acts and things necessary or expedient, in furtherance of any such purposes. If Buyer receives a check or item which is payment for both a Purchased Receivable and another receivable, the funds shall first be applied to the Purchased Receivable and, so long as there does not exist an Event of Default or an event that with notice, lapse of time or otherwise would constitute an Event of Default, the excess shall be remitted to Seller. Upon the occurrence and continuation of an Event of Default, all of the power of attorney rights granted by Seller to Buyer hereunder shall be applicable with respect to all Purchased Receivables and all Collateral.

6. Representations, Warranties and Covenants.

     6.1. Receivables' Warranties, Representations and Covenants. To induce Buyer to buy receivables and to renders its services to Seller, and with full knowledge that the truth and accuracy of the following are being relied upon by the Buyer in determining whether to accept receivables as Purchased Receivables, Seller represents, warrants, covenants and agrees, with respect to each Invoice Transmittal delivered to Buyer and each receivable described therein, that:

          (A) Seller is the absolute owner of each receivable set forth in the Invoice Transmittal and has full legal right to sell, transfer and assign such receivables;

          (B) The correct amount of each receivable is as set forth in the Invoice Transmittal and is not in dispute;

          (C) The payment of each receivable is not contingent upon the fulfillment of any obligation or contract, past or future and any and all obligations required of the Seller have been fulfilled as of the date of the Invoice Transmittal;

          (D) Each receivable set forth on the Invoice Transmittal is based on an actual sale and delivery of goods and/or services actually rendered, is presently due and owing to Seller, is not past due or in default, has not been previously sold, assigned, transferred, or pledged, and is free of any and all liens, security interests and encumbrances other than liens, security interests or encumbrances in favor of Buyer or any other division or affiliate of Silicon Valley Bank;

          (E) There are no defenses, offsets, or counterclaims against any of the receivables, and no agreement has been made under which the Account Debtor may claim any deduction or discount, except as otherwise stated in the Invoice Transmittal;

          (F) Each Purchased Receivable shall be the property of the Buyer and shall be collected by Buyer, but if for any reason it should be paid to Seller, Seller shall promptly notify Buyer of such payment, shall hold any checks, drafts, or monies so received in trust for the benefit of Buyer, and shall promptly transfer and deliver the same to the Buyer;

          (G) Buyer shall have the right of endorsement, and also the right to require endorsement by Seller, on all payments received in connection with each Purchased Receivable and any proceeds of Collateral;

          (H) Seller, and to Seller's best knowledge, each Account Debtor set forth in the Invoice Transmittal, are and shall remain solvent as that term is defined in the United States Bankruptcy Code and the California Uniform Commercial Code, and no such Account Debtor has filed or had filed against it a voluntary or involuntary petition for relief under the United States Bankruptcy Code;

          (I) Each Account Debtor named on the Invoice Transmittal will not object to the payment for, or the quality or the quantity of the subject matter of, the receivable and is liable for the amount set forth on the Invoice Transmittal;

          (J) Seller will remit all payments for accounts to Buyer by the close of business on each Friday along with a detailed cash receipts journal and shall immediately notify and direct all of the Seller's Account Debtor's to make all payments for Seller's accounts to a lockbox account established with Buyer ("Lockbox") or to wire transfer payments to a cash collateral account that Buyer controls. It will be considered an immediate Event of Default if the Lockbox is not set-up and operational within 45 days from the date of this Agreement; and

          (K) All receivables forwarded to and accepted by Buyer after the date hereof, and thereby becoming Purchased Receivables, shall comply with each and every one of the foregoing representations, warranties, covenants and agreements referred to above in this Section 6.1.

     6.2. Additional Warranties, Representations and Covenants. In addition to the foregoing warranties, representations and covenants, to induce Buyer to buy receivables and to render its services to Seller, Seller hereby represents, warrants, covenants and agrees that:

          (A) Seller will not assign, transfer, sell, or grant , or permit any lien or security interest in any Purchased Receivables or Collateral to or in favor of any other party, without Buyer's prior written consent;

          (B) The Seller's name, form of organization, chief executive office, and the place where the records concerning all Purchased Receivables and Collateral are kept is set forth at the beginning of this Agreement, Collateral is located only at the location set forth in the beginning of this Agreement, or, if located at any additional location, as set forth on a schedule attached to this Agreement, and Seller will give Buyer at least thirty (30) days prior written notice if such name, organization, chief executive office or other locations of Collateral or records concerning Purchased Receivables or Collateral is changed or added and shall execute any documents necessary to perfect Buyer's interest in the Purchased Receivables and the Collateral;

          (C) Seller shall (i) pay all of its normal gross payroll for employees, and all federal and state taxes, as and when due, including without limitation all payroll and withholding taxes and state sales taxes; (ii) deliver at any time and from time to time at Buyer's request, evidence satisfactory to Buyer that all such amounts have been paid to the proper taxing

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          authorities; and (iii) if requested by Buyer, pay its payroll and related taxes through a bank or an independent payroll service acceptable to Buyer.

          (D) Seller has not, as of the time Seller delivers to Buyer an Invoice Transmittal, or as of the time Seller accepts any Advance from Buyer, filed a voluntary petition for relief under the United States Bankruptcy Code or had filed against it an involuntary petition for relief;

          (E) If Seller owns, holds or has any interest in, any copyrights (whether registered, or unregistered), patents or trademarks, and licenses of any of the foregoing, such interest has been disclosed to Buyer and is specifically listed and identified on a schedule to this Agreement, and Seller shall immediately notify Buyer if Seller hereafter obtains any interest in any additional copyrights, patents, trademarks or licenses that are significant in value or are material to the conduct of its business;

          (F) Seller shall provide Buyer with: (i) a Compliance Certificate on a monthly basis to be received by Buyer no later than the 30th calendar day following each calendar month or on a more frequent or other basis if and as requested by Buyer, (iii) balance sheet and income statement of Seller within 30 days after the end of each month together with aged listings of accounts receivable and accounts payable (by invoice date);

          (G) Seller shall provide Buyer with a deferred revenue listing upon request;

          (H) On request by Buyer, Seller will promptly furnish any information Buyer may reasonably request to determine financial condition of Seller, including, but not limited to all of Seller's Obligations, and the condition of any of Seller's receivables which may include but are not limited to Purchased Receivables; and

          (I) Seller will maintain its primary banking relationship with Buyer, which relationship shall include Seller maintaining account balances in any accounts at or through Buyer representing 100% of all account balances of Buyer at any financial institution. Seller agrees to transfer its funds from another financial institutions to Buyer no later than August 25, 2002.

7. Adjustments. In the event of a breach of any of the representations, warranties, or covenants set forth in Section 6.1, or in the event any Adjustment or dispute is asserted by any Account Debtor, Seller shall promptly advise Buyer and shall, subject to the Buyer's approval, resolve such disputes and advise Buyer of any adjustments. Unless the disputed Purchased Receivable is repurchased by Seller and the full Repurchase Amount is paid, Buyer shall remain the absolute owner of any Purchased Receivable which is subject to Adjustment or repurchase under Section 4.2 hereof, and any rejected, returned, or recovered personal property, with the right to take possession thereof at any time. If such possession is not taken by Buyer, Seller is to resell it for Buyer's account at Seller's expense with the proceeds made payable to Buyer. While Seller retains possession of said returned goods, Seller shall segregate said goods and mark them "property of Silicon Valley Bank."

8. Security Interest. To secure the prompt payment and performance to Buyer of all of the Obligations, Seller hereby grants to Buyer a continuing lien upon and security interest in all of Seller's now existing or hereafter arising rights and interest in the following, whether now owned or existing or hereafter created, acquired, or arising, and wherever located (collectively, the "Collateral"):

          (A) All accounts, receivables, contract rights, chattel paper, instruments, documents, letters of credit, bankers acceptances, drafts, checks, cash, securities, and general intangibles (including, without limitation, all claims, causes of action, deposit accounts, guaranties, rights in and claims under insurance policies (including rights to premium refunds), rights to tax refunds, copyrights, patents, trademarks, rights in and under license agreements, and all other intellectual property);

          (B) All inventory, including Seller's rights to any returned or rejected goods, with respect to which Buyer shall have all the rights of any unpaid seller, including the rights of replevin, claim and delivery, reclamation, and stoppage in transit;

          (C) All monies, refunds and other amounts due Seller, including, without limitation, amounts due Seller under this Agreement (including Seller's right of offset and recoupment);

          (D) All equipment, machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles;

          (E) All farm products, crops, timber, minerals and the like (including oil and gas);

          (F) All accessions to, substitutions for, and replacements of, all of the foregoing;

          (G) All books and records pertaining to all of the foregoing; and

          (H) All proceeds of the foregoing, whether due to voluntary or involuntary disposition, including insurance proceeds.

          Seller is not authorized to sell, assign, transfer or otherwise convey any Collateral without Buyer's prior written consent, except for the sale of finished inventory in the Seller's usual course of business. Seller agrees to sign UCC financing statements, in a form acceptable to Buyer, and any other instruments and documents requested by Buyer to evidence, perfect, or protect the interests of Buyer in the Collateral. Seller agrees to deliver to Buyer the originals of all instruments, chattel paper and documents evidencing or related to Purchased Receivables and Collateral.

9. Default. The occurrence of any one or more of the following shall constitute an Event of Default hereunder.

          (A) Seller fails to pay any amount owed to Buyer as and when due;

          (B) There shall be commenced by or against Seller any voluntary or involuntary case under the United States Bankruptcy Code, or any assignment for the benefit of creditors, or appointment of a receiver or custodian for any of its assets;

          (C) Seller shall become insolvent in that its debts are greater than the fair value of its assets, or Seller is generally not paying its debts as they become due or is left with unreasonably small capital;

          (D) Any involuntary lien, garnishment, attachment or the like is issued against or attaches to the Purchased Receivables or any Collateral;

          (E) Seller shall breach any covenant, agreement, warranty, or representation shall constitute an immediate default hereunder;

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          (F) Seller is not in compliance with, or otherwise is in default under, any term of any document, instrument or agreement evidencing a debt, obligation or liability of any kind or character of Seller, now or hereafter existing, in favor of Buyer or any division or affiliate of Silicon Valley Bank, regardless of whether such debt, obligation or liability is direct or indirect, primary or secondary, joint, several or joint and several, or fixed or contingent, together with any and all renewals and extensions of such debts, obligations and liabilities, or any part thereof;

          (G) An event of default shall occur under any guaranty executed by any guarantor of the Obligations of Seller to Buyer under this Agreement, or any material provision of any such guaranty shall for any reason cease to be valid or enforceable or any such guaranty shall be repudiated or terminated, including by operation of law;

          (H) A default or event of default shall occur under any agreement between Seller and any creditor of Seller that has entered into a subordination agreement with Buyer;

          (I) Any creditor that has entered into a subordination agreement with Buyer shall breach any of the terms of or not comply with such subordination agreement; or

          (J) (i) There is a material adverse change in the business, operations, or condition (financial or otherwise) of the Seller, or
          (ii) there is a material impairment of the prospect of repayment of any portion of the Obligations or (iii) there is a material impairment of the value or priority of Buyer's security interests in the Collateral.

10. Remedies Upon Default. Upon the occurrence of an Event of Default, (1) without implying any obligation to buy receivables, Buyer may cease buying receivables or extending any financial accommodations to Seller; (2) all or a portion of the Obligations shall be, at the option of and upon demand by Buyer, or with respect to an Event of Default described in Section 9(B), automatically and without notice or demand, due and payable in full; and (3) Buyer shall have and may exercise all the rights and remedies under this Agreement and under applicable law, including the rights and remedies of a secured party under the California Uniform Commercial Code, all the power of attorney rights described in Section 5 with respect to all Collateral, and the right to collect, dispose of, sell, lease, use, and realize upon all Purchased Receivables and all Collateral in any commercial reasonable manner. Seller and Buyer agree that any notice of sale required to be given to Seller shall be deemed to be reasonable if given five (5) days prior to the date on or after which the sale may be held. In the event that the Obligations are accelerated hereunder, Seller shall repurchase all of the Purchased Receivables as set forth in Section 4.4.

11. Accrual of Interest. If any amount owed by Seller hereunder is not paid when due, including, without limitation, amounts due under Section 3.5, Repurchase Amounts, amounts due under Section 12, and any other Obligations, such amounts shall bear interest at a per annum rate equal to the per annum rate of the Finance Charges until the earlier of (i) payment in good funds or (ii) entry of a final judgment thereof, at which time the principal amount of any money judgment remaining unsatisfied shall accrue interest at the highest rate allowed by applicable law.

12. Fees, Costs and Expenses; Indemnification. The Seller will pay to Buyer immediately upon demand all fees, costs and expenses (including fees of attorneys and professionals and their costs and expenses) that Buyer incurs or may from time to time impose in connection with any of the following: (a) preparing, negotiating, administering, and enforcing this Agreement or any other agreement executed in connection herewith, including any amendments, waivers or consents in connection with any of the foregoing, (b) any litigation or dispute (whether instituted by Buyer, Seller or any other person) in any way relating to the Purchased Receivables, the Collateral, this Agreement or any other agreement executed in connection herewith or therewith, (c) enforcing any rights against Seller or any guarantor, or any Account Debtor, (d) protecting or enforcing its interest in the Purchased Receivables or the Collateral, (e) collecting the Purchased Receivables and the Obligations, and (f) the representation of Buyer in connection with any bankruptcy case or insolvency proceeding involving Seller, any Purchased Receivable, the Collateral, any Account Debtor, or any guarantor. Seller shall indemnify and hold Buyer harmless from and against any and all claims, actions, damages, costs, expenses, and liabilities of any nature whatsoever arising in connection with any of the foregoing.

13. Severability, Waiver, and Choice of Law. In the event that any provision of this Agreement is deemed invalid by reason of law, this Agreement will be construed as not containing such provision and the remainder of the Agreement shall remain in full force and effect. Buyer retains all of its rights, even if it makes an Advance after an Event of Default. If Buyer waives an Event of Default, it may enforce a later Event of Default. Any consent or waiver under, or amendment of, this Agreement must be in writing. Nothing contained herein, or any action taken or not taken by Buyer at any time, shall be construed at any time to be indicative of any obligation or willingness on the part of Buyer to amend this Agreement or to grant to Seller any waivers or consents. This Agreement has been transmitted by Seller to Buyer at Buyer's office in the State of California and has been executed and accepted by Buyer in the State of California. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of California.

14. Lockbox Account Collection Services. Seller shall enter into a three party agreement (the "Lockbox Agreement") with Buyer and a lockbox provider (the "Lockbox Provider"). The Lockbox Agreement and Lockbox Provider shall be acceptable to Buyer. Seller shall use the lockbox address as the payment address on all invoices issued by Seller and shall direct all its Account Debtors to remit their payments to the lockbox address. The Lockbox Agreement shall provide that the Lockbox Provider shall remit all collections received in the lockbox to Buyer. Upon Buyer's receipt of such collections, and provided that there does not then exist an Event of Default or event that with notice, lapse or time or otherwise would constitute an Event of Default, and subject to Buyer's rights in the Collateral, Buyer agrees to remit promptly to Seller the amount of the receivables collections it receives with respect to receivables other than Purchased Receivables. It is understood and agreed by Seller that this Section does not impose any affirmative duty on Buyer to do any act other than to turn over such amounts. All such receivables and collections are Collateral and in the event of Seller's default hereunder, Buyer shall have no duty to remit collections of Collateral and may apply such collections to the obligations hereunder and Buyer shall have the rights of a secured party under the California Uniform Commercial Code.

15. Notices. All notices shall be given to Buyer and Seller at the addresses or faxes set forth on the first page of this Agreement and shall be deemed to have been delivered and received: (a) if mailed, three (3) calendar days after deposited in the United States mail, first class, postage pre-paid, (b) one (1) calendar day after deposit with an overnight mail or messenger service; or (c) on the same date of confirmed transmission if sent by hand delivery, telecopy, telefax or telex.

16. Jury Trial. SELLER AND BUYER EACH HEREBY (a) WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL ON ANY CLAIM OR ACTION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY RELATED AGREEMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY; (b) RECOGNIZE AND AGREE THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT; AND (c) REPRESENT AND WARRANT THAT IT HAS REVIEWED THIS WAIVER, HAS DETERMINED FOR ITSELF THE NECESSITY TO REVIEW THE SAME WITH ITS LEGAL COUNSEL, AND KNOWINGLY AND VOLUNTARILY WAIVES ALL RIGHTS TO A JURY TRIAL.

17. Term and Termination. The term of this Agreement shall be for one (1) year from the date hereof, and from year to year thereafter unless terminated in writing by Buyer or Seller. Seller and Buyer shall each have the right to terminate this Agreement at any time. Notwithstanding the foregoing, any termination of this Agreement shall not affect Buyer's security interest in the Collateral and Buyer's ownership of the Purchased Receivables, and this Agreement shall continue to be effective, and Buyer's rights and remedies hereunder shall survive such termination, until all transactions entered into and Obligations incurred hereunder or in connection herewith have been completed and satisfied in full.

18. Titles and Section Headings. The titles and section headings used herein are for convenience only and shall not be used in interpreting this Agreement.

19. Other Agreements. The terms and provisions of this Agreement shall not adversely affect the rights of Buyer or any other division or affiliate of Silicon Valley Bank under any other document, instrument or agreement. The terms of such other documents, instruments and agreements shall remain in full force and effect notwithstanding the execution of this Agreement. In the event of a conflict between any provision of this Agreement and any provision of any other document, instrument or agreement between Seller on the one hand, and Buyer or any other division or affiliate of Silicon Valley Bank on the other hand, Buyer shall determine in its sole discretion which provision shall apply. Seller acknowledges specifically that any security agreements, liens and/or security interests currently securing payment of any obligations of Seller owing to Buyer or any other division or affiliate of Silicon Valley Bank also secure Seller's obligations under this Agreement, and are valid and subsisting and are not adversely affected by execution of this Agreement. Seller further acknowledges that (a) any collateral under other outstanding security agreements or other documents between Seller and Buyer or any other division or affiliate of Silicon Valley Bank secures the obligations of Seller under this Agreement and (b) a default by Seller under this Agreement constitutes a default under other outstanding agreements between Seller and Buyer or any other division or affiliate of Silicon Valley Bank.

20. Conditions to the initial Advance. Seller shall pay in full the initial Advance no later than July 15, 2002.

     IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement on the day and year above written.

SELLER: P-COM, INC.


By :  /s/ Leighton J. Stephenson
     ---------------------------------
Title     Chief Financial Officer
      --------------------------------

BUYER: SILICON VALLEY BANK


By:   /s/ Jeff Strawn
    ----------------------------------
Title   Vice President
      --------------------------------

                                   EXHIBIT "A"

                  TO FINANCING STATEMENT AND SECURITY AGREEMENT

This FINANCING STATEMENT and SECURITY AGREEMENT covers the following types or items of property (in addition to, and without limiting the types of property set forth on page 1 hereof):

A) All accounts, receivables, contract rights, chattel paper, instruments, documents, letters of credit, bankers acceptances, drafts, checks, cash, securities, deposit accounts, and general intangibles (including, without limitation, all claims, causes of action, guaranties, rights in and claims under insurance policies (including rights to premium refunds), rights to tax refunds, copyrights, patents, trademarks, rights in and under license agreements, and all other intellectual property);

B) All inventory, including Seller's rights to any returned or rejected goods, with respect to which Buyer shall have all the rights of any unpaid seller, including the rights of replevin, claim and delivery, reclamation, and stoppage in transit;

C) All monies, refunds and other amounts due Seller, including, without limitation, amounts due Seller under this Agreement (including Seller's right of offset and recoupment);

D) All equipment, machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles;

E)   All farm products, crops, timber, minerals and the like (including oil and gas);

F) All accessions to, substitutions for, and replacements of, all of the foregoing;

G)   All books and records pertaining to all of the foregoing; and

H) All proceeds of the foregoing, whether due to voluntary or involuntary disposition, including insurance proceeds.


Initials      /s/  LJS                 Leighton J. Stephenson
         ----------------------------

                                     [LOGO]
                               Silicon Valley Bank
                                3003 Tasman Drive
                          Santa Clara, California 95054
                       (408) 654-1000 - Fax (408) 980-6410

                            CERTIFICATION of OFFICERS

     The undersigned, being all the officers of P-COM, INC., a corporation (the "Corporation"), hereby certify to Silicon Valley Bank ("SVB") that:

     1. The correct name of the Corporation is P-COM, INC., as set forth in the Articles of Incorporation.

     2. The Corporation was incorporated on             , under the laws of the
                                            -----------
State of , and is in good standing under such laws.

     3. The Corporation's place of business and chief executive office being the place at which the Corporation maintains its books and records pertaining to accounts, accounts receivables, contract rights, chattel paper, general intangibles, instruments, documents, inventory, and equipment, is located at:

            3175 S. Winchester Boulevard
            Campbell, CA 95008

     4. The Corporation has other places of business at the following addressees:

     Yes

     5. There is no provision in the Certificate of Incorporation, Articles of Incorporation, or Bylaws of the Corporation, or in the laws of the State of its incorporation, requiring any vote or consent of shareholders to authorize the sale of receivables or the grant of a security interest in any assets of the Corporation. Such power is vested exclusively in the Corporation's Board of Directors.

     6. The officers of the Corporation, and their respective titles and signatures are as follows:

President:


  ------------------------------------------------------------------------------
                                   (Signature)
Vice President:

                           /s/ Leighton J. Stephenson
--------------------------------------------------------------------------------
                                   (Signature)

Secretary:

                            /s/ Caroline Baldwin Kahl
  ------------------------------------------------------------------------------
                                   (Signature)

Treasurer:


  ------------------------------------------------------------------------------
                                   (Signature)

Other Officer:
Title:


--------------------------------------------------------------------------------
                                   (Signature)

     7. Except as indicated in this paragraph 7, each of the officers listed in paragraph 6 has signatory powers with respect to all the Corporation's transactions with SVB. Explanation of exceptions:

     8. The undersigned shall give SVB prompt written notice of any change or amendment with respect to any of the foregoing. Until such written notice is received by SVB, SVB shall be entitled to rely upon the foregoing in all respects.

     IN WITNESS WHEREOF, the undersigned have executed this Certification of Officers on June 26, 2002.

President:
                  --------------------------------------------------------------
Vice President:
                  --------------------------------------------------------------
Secretary:
                  --------------------------------------------------------------
Treasurer:
                  --------------------------------------------------------------

                               Silicon Valley Bank
                                3003 Tasman Drive
                          Santa Clara, California 95054
                       (408) 654-1000 - Fax (408) 980-6410

                      SECRETARY'S CERTIFICATE OF RESOLUTION

     The undersigned, as Secretary of P-COM, INC., a corporation (the "Corporation"), hereby certifies to Silicon Valley Bank that at a meeting duly convened at which a quorum was present the following resolutions were adopted by the Board of Directors of the Corporation and that such resolutions have not been modified, amended, or rescinded in any respect and are in full force and effect as of today's date.

     RESOLVED, that this corporation be and hereby is authorized to sell this corporation's accounts receivable to Silicon Valley Bank, and to grant Silicon Valley Bank a security interest in this corporation's assets, including, without limitation, accounts, accounts receivable, contract rights, chattel paper, general intangibles, instruments, documents, letters of credit, drafts, inventory and equipment, presently owned or hereafter acquired and proceeds and products of the foregoing (the " Collateral," as defined in the Accounts Receivable Purchase Agreement).

     RESOLVED, that this corporation be and hereby is authorized and directed to execute and deliver certain agreements in connection with the sale of receivables, and granting of security interests in the Collateral to Silicon Valley Bank including, without limitations, a Accounts Receivable Purchase Agreement and UCC-1 financing statement.

     RESOLVED, that the following named officers of this corporation ("Authorized Officers") be, and any of them hereby are, authorized, empowered, and directed to execute and deliver to Silicon Valley Bank on behalf of this corporation all such further agreements and instruments as may be deemed necessary or advisable in order to fully effectuate the purposes and intent of the foregoing resolutions.

 Print Names of Authorized Officers:                     Title:

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------
           George Roberts                       Chief Executive Officer
-------------------------------------      -------------------------------------
         Leighton Stephenson                    Chief Financial Officer
-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

          RESOLVED, that the Secretary or Assistant Secretary of this corporation be, and hereby is authorized, empowered and directed to certify to the passage of the foregoing resolutions under the seal of this corporation.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 26th day of June 2002.

                        /s/ Caroline Baldwin Kahl
                        --------------------------------------------------------
                        Signature

                        Secretary of P-COM, INC.  Caroline Baldwin Kahl

                               Consent and Release

Silicon Valley Bank sincerely appreciates your business and would like to publicize your Company recently joining our "family". In order to do so, kindly complete the following and return to us.

P-COM, INC. ("Client") consents to and releases Silicon Valley Bank ("Bank") from any liability in its use of (check all that apply):

                           Company Name                    X
                                                        -------
                           Individual Name
                                                        -------
                           Quotation
                                                        -------
                           Photograph
                                                        -------
                           Client Reference
                                                        -------
                           Type of Credit Facility
                                                        -------
                           Amount of Credit Facility
                                                        -------

in Bank's written and oral presentations, advertising and promotional materials and Internet Web site.

Client Name:

P-COM, INC.

/s/ Leighton J. Stephenson
--------------------------
Signature

Chief Financial Officer
--------------------------
Name and Title

6-28-02
--------------------------
Date

[LOGO]

                               SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:                P-COM, INC.

LOAN OFFICER:            Scott Chamberlin

DATE:                    June 26, 2002

                         UCC Search Fee            300.00
                         UCC Filing Fee             60.00
                         IP Filing Fee             550.00

                         TOTAL FEE DUE            $910.00

                  {} Debit DDA                       for the total amount.
                                ---------------------

                  {} A check for the total amount is attached.

P-COM, INC.


----------------------------------
Authorized Signer           (Date)


-----------------------------------
Silicon Valley Bank           (Date)
Account Officer's Signature

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement (this "IP Agreement") is made as of the 26th day of June, 2002 by and between P-COM, INC. ("Grantor"), and Silicon Valley Bank, a California banking corporation ("Bank").

                                    RECITALS

     A. Bank will make advances to Grantor ("Advances") as described in the Accounts Receivable Purchase Agreement (the "Purchase Agreement"), but only if Grantor grants Bank a security interest in its Copyrights, Trademarks, Patents, and Mask Works. Defined terms used but not defined herein shall have the same meanings as in the Purchase Agreement.

     B. Pursuant to the terms of the Purchase Agreement, Grantor has granted to Bank a security interest in all of Grantor's right title and interest, whether presently existing or hereafter acquired in, to and under all of the Collateral.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of Grantor's Indebtedness under the Purchase Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

     1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future Indebtedness, obligations and liabilities to Bank, Grantor hereby grants a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (all of which shall collectively be called the "Intellectual Property Collateral"), including, without limitation, the following:

          (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

          (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

          (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

          (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks")

          (f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the "Mask Works");

          (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          (h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

          (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

          (j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Agreement.

     3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

          (a) Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor to its customers in the ordinary course of business.

          (b) Performance of this IP Agreement does not conflict with or result in a breach of any IP Agreement to which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this IP Agreement constitutes a security interest.

          (c) During the term of this IP Agreement, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this IP Agreement;

          (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

          (e) Grantor shall promptly advise Bank of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent, Copyright, or Mask Work specified in this IP Agreement;

          (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works, (ii) use its best efforts to detect infringements of the Trademarks, Patents, Copyrights, and Mask Works and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

          (g) Grantor shall promptly register the most recent version of any of Grantor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Bank may reasonably request from time to time to perfect or continue the perfection of Bank's interest in the Intellectual Property Collateral;

          (h) This IP Agreement creates, and in the case of after acquired Intellectual Property Collateral, this IP Agreement will create at the time Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of Bank a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Purchase Agreement upon making the filings referred to in clause (i) below;

          (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights and Mask Works necessary to perfect the security interests created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority of U.S. regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this IP Agreement by Grantor in the U.S. or (ii) for the perfection in the United States or the exercise by Bank of its rights and remedies thereunder;

          (j) All information heretofore, herein or hereafter supplied to Bank by or on behalf of Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

          (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Bank's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interest in any property included within the definition of the Intellectual property Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

          (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Bank in writing of any event that materially adversely affects the value of any material Intellectual Property Collateral, the ability of Grantor to dispose of any material Intellectual Property Collateral of the rights and remedies of Bank in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

     4. Bank's Rights. Bank shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this IP Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

     5. Inspection Rights. Grantor hereby grants to Bank and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, and any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested, but not more than one (1) in every six
(6) months; provided, however, nothing herein shall entitle Bank access to Grantor's trade secrets and other proprietary information.

     6. Further Assurances; Attorney in Fact.

          (a) On a continuing basis, Grantor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Bank, to perfect Bank's security interest in all Copyrights,

Patents, Trademarks, and Mask Works and otherwise to carry out the intent and purposes of this IP Agreement, or for assuring and confirming to Bank the grant or perfection of a security interest in all Intellectual Property Collateral.

          (b) Grantor hereby irrevocably appoints Bank as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Bank or otherwise, from time to time in Bank's discretion, upon Grantor's failure or inability to do so, to take any action and to execute any instrument which Bank may deem necessary or advisable to accomplish the purposes of this IP Agreement, including:

               (i) To modify, in its sole discretion, this IP Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and

               (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Grantor where permitted by law.

     7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this IP Agreement:

          (a) An Event of Default occurs under the Purchase Agreement; or

          (b) Grantor breaches any warranty or agreement made by Grantor in this IP Agreement.

     8. Remedies. Upon the occurrence and continuance of an Event of Default, Bank shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Bank has a security interest and to make it available to Bank at a place designated by Bank. Bank shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and Mask Works to the extent reasonably necessary to permit Bank to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorney's fees) incurred by Bank in connection with the exercise of any of Bank's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Bank's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

     9. Indemnity. Grantor agrees to defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following or consequential to transactions between Bank and Grantor, whether under this IP Agreement or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Bank's gross negligence or willful misconduct.

     10. Reassignment. At such time as Grantor shall completely satisfy all of the obligations secured hereunder, Bank shall execute and deliver to Grantor all deed, assignments, and other instruments as may be necessary or proper to reinvest in Grantor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Bank pursuant hereto.

     11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     12. Attorneys' Fees. If any action relating to this IP Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

     13. Amendments. This IP Agreement may be amended only by a written instrument signed by both parties hereto.

     14. Counterparts. This IP Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

     15. Law and Jurisdiction. This IP Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard for choice of law provisions. Grantor and Bank consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

     16. Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this IP Agreement except that the disclosure of this information may be made (i) to the affiliates of the Bank, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into comparable confidentiality agreement in favor of Grantor and have deliver a copy to Grantor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Bank.

     IN WITNESS WHEREOF, the parties hereto have executed this IP Agreement on the day and year first above written.

Address of Grantor:                         GRANTOR:

3175 S. Winchester Boulevard                P-COM, INC.
Campbell, CA  95008


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

Exhibit "A" attached to that certain Intellectual Property Security Agreement dated June 26, 2002.

                                   EXHIBIT "A"

                                   COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS

 COPYRIGHT    REGISTRATION   DATE OF
DESCRIPTION      NUMBER      ISSUANCE
-----------   ------------   --------

SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

                                                  FIRST DATE
 COPYRIGHT    APPLICATION   DATE OF   DATE OF     OF PUBLIC
DESCRIPTION     NUMBER      FILING    CREATION   DISTRIBUTION
-----------   -----------   -------   --------   ------------

SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)
--------------------------------------------------------------------------------
                                                            DATE AND
                                                          RECORDATION
                                                           NUMBER OF
                                                        IP AGREEMENT TO
                                                            OWNER OF
                                          ORIGINAL        GRANTOR (IF
                                          AUTHOR OR     ORIGINAL AUTHOR
                                          OWNER OF        OR OWNER OF
                          FIRST DATE      COPYRIGHT       COPYRIGHT IS
 COPYRIGHT    DATE OF         OF        (IF DIFFERENT   DIFFERENT FROM
DESCRIPTION   CREATION   DISTRIBUTION   FROM GRANTOR)       GRANTOR)
-----------   --------   ------------   -------------   ---------------

Exhibit "B" attached to that certain Intellectual Property Security Agreement dated June 26, 2002.

                                   EXHIBIT "B"

                                     PATENTS
  PATENT
DESCRIPTION   DOCKET NO.   COUNTRY   SERIAL NO.   FILING DATE   STATUS
-----------   ----------   -------   ----------   -----------   ------

Exhibit "C" attached to that certain Intellectual Property Security Agreement dated June 26, 2002.

                                   EXHIBIT "C"

                                   TRADEMARKS

DESCRIPTION   COUNTRY   SERIAL NO.   REG. NO   STATUS
-----------   -------   ----------   -------   ------

Exhibit "D" attached to that certain Intellectual Property Security Agreement dated June 26, 2002.

                                   EXHIBIT "D"

                                   MASK WORKS

MASK WORK
DESCRIPTION   COUNTRY   SERIAL NO.   REG. NO   STATUS
-----------   -------   ----------   -------   ------

                        DEPOSIT ACCOUNT CONTROL AGREEMENT

TO:                                   (Financial Institution)
      -------------------------------

      -------------------------------

      -------------------------------

      -------------------------------
      Attention:
                ---------------------

June 26, 2002

Dear            :
     -----------

     P-COM, INC. ("Borrower") and Silicon Valley Bank ("SVB") have entered into a Loan and Security Agreement dated as of June 26, 2002 (the "Loan Agreement") pursuant to which a security interest, in all present and future deposit accounts of the Borrower whether by assignment, assumption or otherwise,
including account number                  and any replacements, additions and
                        -----------------
proceeds, maintained with you in the name of Borrower (the "Deposit Account(s)", were granted by the Borrower to the SVB (the "Pledge"). In connection with the Pledge, the Borrower and the SVB hereby instruct you and you acknowledge and agree that:

     1. The assets contained from time to time in the Deposit Account(s) are pledged according to the terms of the Loan Agreement. As long as the assets are pledged to SVB, Financial Institution will not set-off the assets to cover any other obligations of Borrower to Financial Institution, except for payment of its customary fees in connection with the maintenance and use of the Deposit Account(s) and pursuant to the agreement with Borrower governing the Deposit Account(s), and except for reimbursement of any provisional credits granted by Financial Institution in connection with the Deposit Account to the extent, in each case, that Borrower has not separately paid or reimbursed Financial Institution therefor. Financial Institution acknowledges that neither it, its subsidiaries nor its affiliates has a present lien on the pledged assets and has not received notice of any other security interest in such assets. In the event any such notice is received, Financial Institution will promptly notify SVB. Borrower herein represents that the pledged assets are free and clear of any other lien or encumbrances, and agrees that no further or additional liens or encumbrances will be placed on the pledged assets without the express written consent of SVB and Financial Institution.

     2. So long as Financial Institution has not received notice of an "Event of Default" under the Loan Agreement from SVB, Borrower may withdraw and deposit funds from the Deposit Account(s).

     Upon written notice by SVB that an "Event of Default" exists as of the date thereof under the Loan Agreement (a "Notice of Default"), Financial Institution shall accept instructions regarding the Deposit Account(s) only from SVB and shall dispose of or transfer the assets in the Deposit Account(s) as directed by SVB. Such instructions may include the giving of stop payment orders for any items being presented to the Deposit Account for payment. Borrower agrees and confirms that Financial Institution should follow such instructions from SVB even if the result of following such instructions from SVB is that Financial Institution dishonors items presented for payment from the Deposit Account, and Financial Institution shall have no liability to Borrower for wrongful dishonor of such items in following such instructions from SVB. Financial Institution shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Loan Agreement or to determine whether or not an "Event of Default" exists. Borrower hereby agrees to indemnify and hold harmless Financial Institution, its affiliates, officers and employees from and against any and all claims, causes of action, liabilities, lawsuits, demands and/or damages including, without limitation, any and all court costs and reasonable attorneys' fees, that may result by reason of Financial Institution complying with such instructions.

     Notwithstanding anything to the contrary contained herein or in the Loan Agreement, this Agreement shall not impose or create any obligations or duties upon Financial Institution greater than or in addition to the customary and usual obligations and duties of Financial Institution to Borrower except and to the extent that Financial Institution shall accept instructions in connection with the Deposit Account(s) as provided in this Agreement.

     The parties acknowledge that the Deposit Account(s) constitute(s) a "Deposit Account" within the meaning of Section 9102 of the Uniform Commercial Code of the State of California ("UCC"), and Financial Institution is a "Bank" within the meaning of Section 9102 of the UCC. The provisions of this agreement constitute "Control" over the Deposit Account(s) within the meaning of Section 9104 of the UCC.

     This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the respective parties hereto and shall be construed in accordance with the laws of the State of California without regard to its conflict of law principles and the rights and remedies of the parties shall be determined in accordance with such laws. Financial Institution and Borrower agree that the account agreement relating to the establishment and general operation of the Deposit Account provides that the laws of the State of California govern secured transactions relating to the Deposit Account and the governing law provision shall not be amended.

     If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of Borrower, SVB and Financial Institution. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

     Borrower and SVB have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

BORROWER

P-COM, INC.


By:
      ---------------------------------------------------------
Name:
      ---------------------------------------------------------
Title:
      ---------------------------------------------------------

SVB

SILICON VALLEY BANK


By:
      ----------------------------------------------------------
Name:
      ----------------------------------------------------------
Title:
      ----------------------------------------------------------

ACKNOWLEDGED AND AGREED:

      Financial Institution

      ---------------------


      By:                                                  Date:
         ------------------------------------------------       ----------------
         (Title                         )
               -------------------------